                                                                    EXHIBIT 10.2

                            ASSET PURCHASE AGREEMENT

         THIS AGREEMENT (the "Agreement") dated as of September 29, 1998 is by and among Cherry Communications Incorporated, an Illinois corporation (d/b/a Resurgens Communications Group, the "Seller"), World Access, Inc., a Delaware corporation ("World Access"), and Maxxis Group, Inc., a Georgia corporation (the "Buyer").


                              W I T N E S S E T H:

         WHEREAS, Buyer desires to acquire assets (including a telecommunications switch, other equipment and related licenses, authorizations and carrier identification and access codes) that will provide Buyer with a system (the "System") to provide intrastate and interstate long distance telecommunications services in each State and the District of Columbia and throughout the United States;

         WHEREAS, concurrently with the execution hereof, Buyer is entering into a Master Lease Agreement (the "Lease Agreement") with Rockford Industries, Inc. ("Rockford") to lease certain equipment set forth on the schedules thereto (the "Equipment"), certain of which Equipment was owned by Seller and has been sold to World Access and subsequently sold to Rockford; and

         WHEREAS, the lease of the Equipment by the Buyer pursuant to the Lease Agreement is a material benefit to Seller and World Access; and

         WHEREAS, Buyer is entering into this Agreement to purchase certain assets from Seller and to obtain certain representations and warranties from World Access and Seller regarding such assets, the Equipment and the System;

         NOW, THEREFORE, with the intent of inducing the Buyer to enter into the Lease Agreement, in consideration of the representations, warranties and covenants contained herein, for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and upon and subject to the terms and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

         1. Acquisition of Equipment. Concurrently with the execution of this Agreement, Buyer agrees to enter into the Lease Agreement, to cause the lease Agreement to be delivered and to lease the Equipment pursuant to the terms set forth in the Lease Agreement.

         2. Transfer of Assets. Seller agrees to transfer assets and rights to Buyer, solely as set forth and provided for in this Agreement, that are used by the Seller in the operation of the System. To such end:

         (a) Upon the terms and subject to the conditions of this Agreement, Seller hereby agrees to sell, transfer and convey to Buyer, and Buyer agrees to purchase, accept and acquire, all right, title and interest in and to any written registration, license, certificate, approval, other authorization or tariff to provide intrastate telecommunications services (collectively, "Authorizations") and related assets set forth on Exhibit A hereto (individually, a "License," and collectively, the "Licenses") for the Purchase Price (as defined below) and the other consideration set forth in this Section 2.

         (b) The transfer contemplated hereunder of each License is expressly contingent upon obtaining the applicable necessary governmental consent or approval with respect to such License. If any License is unable to be transferred, Seller shall make all necessary filings in the applicable jurisdiction to cause a new Authorization to be issued to Buyer. In transferring the Licenses and in applying for new Authorizations, Buyer and Seller shall follow the procedures described in this Section 2(b):

            (i) Seller shall cause its agents to prepare promptly all filings necessary to cause the Licenses to be transferred to Buyer.

            (ii) In any jurisdiction in the United States where Seller does not as of the date of this Agreement hold a License that entitles it the unencumbered and unrestricted right to provide intrastate long distance service, the Seller shall be responsible for promptly filing new applications on behalf of the Buyer for authority to provide such service.

            (iii) Following preparation of all filings, the Seller shall forward such filings to Buyer for Buyer's review prior to making the filings. Buyer shall promptly review all such draft filings and provide any comments to Seller's agent. Seller will not cause such filings or any amendments or supplements thereto to be made unless approved by the Buyer.

            (iv) Recognizing that Buyer's customers are concentrated in certain geographic areas, if Buyer provides Seller a written list of jurisdictions ranked in the priority in which it desires to obtain Authorizations, Seller shall thereafter make filings in such jurisdictions in the specified order.

            (v) If any state commission rejects or comments on a filing, the Seller shall cause its agent to amend such filing, supply additional information or make a new filing, as may be necessary or advisable.

            (vi) Seller shall bear all costs and expenses of making the filings required pursuant to this Section 2, excepting only the costs and expenses (including travel costs) incurred by officers of Buyer in appearing in person before public utility commissions or similar bodies of various jurisdictions.

            (vii) Seller shall make all required filings within 30 days following the date of this Agreement. Seller shall use its best efforts to cause Buyer to obtain all necessary licenses and approvals in a minimum of 30 states within 90 days following the execution of this Agreement and in all 50 states and the District of Columbia within 180 days following the execution of this Agreement.

           (viii) If Seller fails to make the filings or to cause Buyer to become qualified upon the schedule set forth in Section 2(vii), in addition to the obligations of indemnity set forth elsewhere herein, Seller shall, at no additional cost to Buyer, provide services under licenses, certificates and tariffs held by Seller to customers to whom Buyer's agents have marketed long distance services; provided, however, that until Buyer and Seller shall agree in their reasonable judgment that it is improbable that such Licenses can be transferred to or acquired by Buyer, Seller shall have a continuing obligation to pursue the transfer and acquisition of the Licenses as contemplated by this Section 2 and, upon Buyer obtaining Licenses to provide long distance service, all such customers of Seller shall be transferred to Buyer without the payment of any additional consideration. In the event that Seller is required to provide services under its Licenses pursuant to this Section 2(b)(viii), Buyer shall indemnify and hold harmless Seller from and against all claims, liabilities, expenses and damages that Seller incurs by reason of Buyer engaging in improper activities with respect to such Licenses or telecommunications customers who receive services pursuant to such Licenses.

         (c) The aggregate purchase price for the Licenses and services to be provided pursuant to this Section 2 shall be $100,000.00 (the "Purchase Price") which shall be payable by Buyer's delivery to Seller of a promissory note in the form attached hereto as Exhibit B.

         3. Assignment of Receivables to Seller. In exchange for the sum of $150,000 which shall be paid in cash to Buyer by World Access concurrently with the execution of this Agreement, Buyer hereby agrees to convey to World Access, upon the terms and conditions set forth in this Section 3, all amounts paid to Buyer by Colorado River Communications Corp. ("CRC"). Buyer shall deliver such amounts to World Access, properly endorsed, in the same form as such amounts are delivered to Buyer, promptly following receipt of such amounts by Buyer. Following execution of this Agreement, Buyer shall use its commercially reasonable best efforts to obtain the consent of CRC to an assignment of all amounts payable to Buyer by CRC ("CRC Accounts Receivable"). Following receipt of such consent, Buyer will convey all CRC Accounts Receivable to World Access. Following such conveyance, World Access shall use its diligent best efforts to collect such CRC Accounts Receivable. World Access shall retain one-half of all amounts delivered to or collected by it pursuant to this Section 3 until the total amount retained by World Access equals $150,000. Thereafter, World Access shall promptly remit to Buyer all amounts that World Access is not entitled to retain pursuant to this Section 3. If by December 31, 1998, World Access has not retained at least $150,000 in the aggregate pursuant to this Section 3, Buyer shall pay to World Access in cash within ten business days the difference between $150,000 and the amount that had been withheld by World Access pursuant to this Section 3 in the aggregate as of December 31, 1998.

         4. Representations and Warranties of Seller and World Access. As an inducement for Buyer to enter into this Agreement and the Lease Agreement and to consummate the transactions contemplated hereby and thereby, intending that Buyer rely thereon in entering into and performing this Agreement and the Lease Agreement, Seller and World Access jointly and severally represent and warrant to Buyer that each and all of the following are true and correct in all respects as of the date hereof:

         (a) Each of Seller and World Access is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization.

         (b) Each of Seller and World Access has the corporate power, authority and legal right to execute and deliver this Agreement and perform the transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of Seller and World Access have been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of Seller and World Access, enforceable against each of Seller and World Access in accordance with its terms.

         (c) The execution, delivery and performance of this Agreement by each of the Seller and World Access does not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under (a) any existing law, rule or regulation to which either the Seller or World Access is subject, (b) any judgment or order to which either the Seller or World Access is subject, (c) the charter documents of the Seller or World Access or (d) any mortgage, contract, or other instrument, document or understanding, oral or written, to which either the Seller or World Access is a party or by which either Seller or World Access is otherwise bound.

         (d) Seller conveyed to World Access, and World Access conveyed to Rockford, good and marketable title to all of the Equipment, free and clear of any and all liens, encumbrances, security devices, security interests, financing statements, mortgages, pledges, conditional sales agreements, factor's liens, environmental liens, charges, leases, leasehold interests, licenses, sales taxes, use taxes, tax claims, judgments, restrictions, covenants, easements, attachments, equities, liabilities or claims of any kind, nature or description whatsoever (collectively, the "Encumbrances").

         (e) Prior to the sale of the Equipment to Rockford and as of the date hereof, all of the Equipment to be leased under the Lease Agreement has been maintained in all material respects in accordance with general industry practices. By December 30, 1998, the Equipment will be in good operating condition and repair, subject only to ordinary wear and tear, and will be usable and fit in all material respects in accordance with general industry practices for its intended purposes.

         (f) Seller had the corporate power and authority and the legal right to transfer the Equipment to World Access. The transfer of the Equipment by Seller to World Access had been duly authorized by all necessary corporate action. World Access had the corporate power and authority and the legal right to transfer the Equipment to Rockford. The transfer of the

Equipment by World Access to Rockford had been duly authorized by all necessary corporate action.

         (g) With respect to In Re: Cherry Communications Incorporated (d/b/a Resurgens Communications Group) (United States Bankruptcy Court Northern District of Illinois Eastern Division, Case No. 97 B 32873) (the "Seller's Bankruptcy"), the Confirmation Order dated September 3, 1998 has been executed and entered by the judge in the Seller's Bankruptcy prior to the date hereof. Neither Seller nor World Access is required to obtain any consent or approval of any court, governmental agency or other party that has not been obtained (including, without limitation, any consent or approval in connection with Seller's Bankruptcy) in connection with the entering into of this Agreement or the transfer of the Licenses or the Equipment pursuant to this Agreement or as contemplated hereby.

         (h) Seller has good, valid and marketable title to the Licenses, free and clear of all Encumbrances. Except as set forth on Exhibit A, Seller is not in default, nor has it received any notice of any claim of default, with respect to any such License.

         (i) Seller has complied with each, and is not in violation of any, law, ordinance, or governmental or regulatory rule or regulation, whether federal, state, local or foreign, to which the Licenses or the Equipment are subject.

         (j) No representation or warranty by Seller or World Access in this Agreement contains any untrue statement of a material fact or omits a material fact required to be stated herein or necessary to make any statement herein not misleading.

         5. Representations and Warranties of Buyer. The Buyer hereby represents and warrants to Seller and World Access that:

         (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia.

         (b) Buyer has the corporate power, authority and legal right to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

         (c) The execution, delivery and performance of this Agreement by Buyer does not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under (a) any existing law, rule or regulation to which Buyer is subject, (b) any judgment or order to which Buyer is subject, (c) the charter documents of the Buyer or (d) any mortgage, contract, or other instrument, document or understanding, oral or written, to which Buyer is a party or by which Buyer is otherwise bound.

         6. Indemnification of Buyer. The Seller and World Access will jointly and severally indemnify, reimburse and hold harmless Buyer, the directors, officers, employees and agents of Buyer and each person, if any, who controls Buyer, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (including, but not limited to, all amounts required to be paid pursuant to the Lease Agreement), to which they, or any of them, may become subject, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages are caused by (i) any inaccuracy in the representations and warranties of Seller or World Access contained herein or
(ii) any failure of Seller or World Access to perform its obligations hereunder or under law.

         7. Indemnification of Seller. The Buyer will indemnify, reimburse and hold harmless Seller, the directors, officers, employees and agents of Seller and each person, if any, who controls Seller, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages are caused by (i) any inaccuracy in the representations and warranties of Buyer contained herein or (ii) any failure of Buyer to perform its obligations hereunder or under law.

         8. Indemnification of World Access. Buyer will indemnify, reimburse and hold harmless World Access, the directors, officers, employees and agents of World Access and each person, if any, who controls World Access, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages are caused by: (i) any inaccuracy in the representations and warranties of Buyer contained herein; (ii) any failure of Buyer to perform its obligations hereunder or under law; or (iii) World Access being required to pay any amount pursuant to its guaranty of the obligations of Buyer pursuant to the Lease Agreement.

         9. Miscellaneous.

         (a) Seller and Buyer each represent and warrant that all negotiations relative to this Agreement have been carried on by it directly without the intervention of any person who may be entitled to any brokerage or finder's fee or other commission in respect of this Agreement or the consummation of the transactions contemplated hereby, and Seller and Buyer each agree to indemnify and hold harmless the other against any and all claims, losses, liabilities and expenses which may be asserted against or incurred by it as a result of any dealings, arrangements or agreements with any such person.

         (b) Seller shall pay all federal, state and local sales, documentary and other transfer taxes, if any, due as a result of the purchase, sale or transfer of the Licenses in accordance herewith.

         (c) Each party hereto shall pay its own expenses incidental to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

         (d) This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. It shall not be amended or modified except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

         (e) Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

         (f) Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally, by telegram, by a nationally recognized overnight carrier or by registered or certified mail, postage prepaid, as follows:


                  If to Buyer, to:

                           Maxxis Group, Inc.
                           1901 Montreal Road, Suite 108
                           Tucker, Georgia  30084
                           Attention:  Mr. Thomas O. Cordy

                  With a copy to:

                           Nelson Mullins Riley & Scarborough, L.L.P.
                           First Union Plaza, Suite 1400
                           999 Peachtree Street, N.E.
                           Atlanta, GA  30309
                           Attention:  James Walker IV, Esq.

                  If to Seller, to:

                           Cherry Communications, Inc. (d/b/a Resurgens
                           Communications Group)
                           945 East Paces Ferry Road, Suite 2210
                           Atlanta, Georgia  30326
                           Attention: Mr. John D. Phillips

                  If to World Access, to:

                           World Access, Inc.
                           945 East Paces Ferry Road, Suite 2240
                           Atlanta, Georgia  30326
                           Attention:  Mr. Mark A. Gergel
or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, telegraphed or mailed.

         (g) This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Georgia, without regard to its conflict of law principles.

         (h) The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (i) This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first written above:

                                   MAXXIS GROUP, INC.


                                            /s/ Thomas O. Cordy
                                   --------------------------------------------
                                   By:  Thomas O. Cordy
                                   Title:  Chief Executive Officer and
                                            President




                                   CHERRY COMMUNICATIONS
                                   INCORPORATED (d/b/a RESURGENS
                                   COMMUNICATIONS GROUP)


                                            /s/ W. Tod Chmar
                                   --------------------------------------------
                                   By:  W. Tod Chmar
                                   Title:  Executive Vice President


                                   WORLD ACCESS, INC.


                                            /s/ Mark A. Gergel
                                   --------------------------------------------
                                   By:  Mark A. Gergel
                                   Title:  Executive Vice President and Chief
                                            Financial Officer

                                    EXHIBIT A

                                    LICENSES


         All licenses described on the attachment hereto.

         All numerical access codes which customers use to obtain access to Seller's services including, but not limited to, all Carrier Identification Codes described on the attachment hereto.

SECOND DRAFT SEPTEMBER 28, 1998                    INTRASTATE AUTHORITY                      PRIVILEGED AND CONFIDENTIAL



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       GOVERNMENTAL AGENCY             REFERENCE             EFF. DATE                AUTHORITY GRANTED
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
1.   Alabama Public Service                                               Necessity authorizing operations as a
     Commission               Docket No. 22594                10/5/92     provider of Telephone Toll Resale Service
---------------------------------------------------------------------------------------------------------------------
                                                                          Authority to provider interexchange
                                                                          telecommunications services via
                                                                          Registration filed 6/24/92.  Subsequent
                                                                          Reseller Certification Application filed
2.   Arizona Corporation                                                  11/30/95 in Docket #T-02677A-92-0181
     Commission               Registration                    6/24/92     (still pending).
---------------------------------------------------------------------------------------------------------------------
                                                                          Certificate of Public Convenience and
                                                                          Necessity to operate as a reseller of
3.   Arkansas Public Service                                              competitive intrastate long distance toll
     Commission               Docket No. 92-173-U              8/5/92     services.
---------------------------------------------------------------------------------------------------------------------
                                                                          Certificate of Public Convenience and
                                                                          Necessity granting authority to operate
                                                                          as a reseller of the InterLATA
4.   California Public                                                    telecommunication service offered by
     Utilities Commission     Application No. 92-08-015       3/10/93     communication common carriers.
---------------------------------------------------------------------------------------------------------------------
                                                                          See copy of California PUC 1.95-10-007
                                                                          Settlement Agreement attached herein
                                                                          effective September 4, 1996 when it was
                                                                          signed by the Commission; a copy of the
                                                                          September 4, 1996 order is attached
     "  "   "   "                                                         herein.
---------------------------------------------------------------------------------------------------------------------

5.   Colorado Public                                                      Authority to provide interexchange
     Utilities Commission     Registration                    12/9/92     telecommunications services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
6.   Delaware Public                                                      Necessity to provide intrastate
     Utilities Commission     Docket No. 94-187               12/20/94    telecommunications services to the public.
---------------------------------------------------------------------------------------------------------------------

7.   District of Columbia     Unregulated
---------------------------------------------------------------------------------------------------------------------

                                                                          Non-dominant interexchange carrier
                                                                          Certificate No. 3134.  See Florida
8.   Florida Public Service                                               September 21, 1995 PSC Order accepting
     Commission               Docket No. 920732-TI            11/12/92    settlement attached herein.
---------------------------------------------------------------------------------------------------------------------

                                                                          Interim Certificate of Public Convenience
                                                                          and Necessity to Resell Interexchange
                                                                          Telecommunications Services.  Interim
                                                                          Certificate has recently expired.
                                                                          Waiting for status response from Georgia
9.   Georgia Public Service                                               PSC staff which shall be shortly
     Commission               Docket No. 5426-U                5/2/95     forthcoming.
---------------------------------------------------------------------------------------------------------------------

SECOND DRAFT SEPTEMBER 28, 1998                    INTRASTATE AUTHORITY                      PRIVILEGED AND CONFIDENTIAL



                                                                          Per Dennis Sewell September 28, 1998, 2 pm
                                                                          CST, Cherry was granted another 12 month
                                                                          Interim Certificate so that the Georgia PSC
                                                                          could wait and see the outcome of Cherry's
                                                                          Chapter 11 reorganization. In addition,
                                                                          Dennis Sewell asked for some additional
                                                                          information from Cherry. Waiting for
"  "  "  "  "                                                             confirmation and information requests fax
                                                                          from Dennis Sewell.
---------------------------------------------------------------------------------------------------------------------
"  "  "  "  "
---------------------------------------------------------------------------------------------------------------------

10.  Idaho Public Utilities                                               Authority to provide interexchange
     Commission               Registration                    8/16/92     telecommunications services
---------------------------------------------------------------------------------------------------------------------
                                                                          Certificate of Interexchange Service
                                                                          Authority granted to provide resold
11.  Illinois Commerce                                                    interexchange IntraMSA and InterMSA
     Commission               File No. 92-0234                8/26/92     telecommunications services.
---------------------------------------------------------------------------------------------------------------------

                              TF 92-58 (Tariff)                           Reseller of interexchange
12.  Iowa Utilities Board     WRU-92-19 (Waivers)             3/31/92     telecommunications services.
---------------------------------------------------------------------------------------------------------------------

13.  Kansas Corporation       Docket No. 183.413-U                        Certificate of Convenience and Authority
     Commission               93-CHRC-090-C                   10/19/92    to resell telecommunication services.
---------------------------------------------------------------------------------------------------------------------

14.  Commonwealth of
     Kentucky Public Service                                              Authority to resell intrastate
     Commission               Case No. 94-423                 3/15/95     long-distance telecommunications services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Authority to provide
15.  Louisiana Public                                                     resold interexchange telecommunication
     Service Commission       Registration                    7/23/92     services.
---------------------------------------------------------------------------------------------------------------------

16.  Maryland Public Service                                              Authorization to operate as a reseller of
     Commission               ML##s 44064 & 44478; TE-785     7/20/94     MTS and WATS telephone services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Cherry Communications, Inc.'s Mass.
                                                                          Tariff No. 1 Allowed to go into effect as
17.  Massachusetts                                                        filed to provide intrastate interexchange
     Department of Public                                                 telecommunications services on a reseller
     Utilities                Registration                    7/13/95     basis.

------------------------------------------------------------------------------------------------------------------------------------

18.  Michigan Public Service
     Commission               Registration                    12/17/92    Resale Interexchange carrier
---------------------------------------------------------------------------------------------------------------------

SECOND DRAFT SEPTEMBER 28, 1998                    INTRASTATE AUTHORITY                      PRIVILEGED AND CONFIDENTIAL





                                                                          Certificate of Public Convenience and
                                                                          Necessity to provide InterLATA and
19.  Mississippi Public                                                   IntraLATA toll telecommunications
     Service Commission       Case No. 95-UA-0095              4/6/95     services on a resale basis.
---------------------------------------------------------------------------------------------------------------------

20.  Montana Public Service                                               Authority to provide telecommunication
     Commission               Registration                    12/10/92    services on a resale basis.
---------------------------------------------------------------------------------------------------------------------

                                                                          Extension of Conditional Authority to
                                                                          provide InterLATA and IntraLATA
                                                                          Interexchange telecommunications
                                                                          services.  See copy of Conditional
                                                                          Authority Order from the Nebraska PSC
21.  Nebraska Public Service                                              dated July 31, 1995; copy of the January
     Commission               Application No. C-1183          7/31/95     9, 1996 Nebraska PSC Order.
---------------------------------------------------------------------------------------------------------------------

                                                                          Copy of the June 16, 1998 Nebraska PSC
                                                                          Rule to Show Cause Order to Revoke
                                                                          Cherry's Conditional Authority; and a
                                                                          copy of Attorney Jack Shultz's (Cherry's
                                                                          local Nebraska Attorney) July 29,1998
22.  "  "  "  "                                                           letter to the Nebraska PSC.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
                                                                          Necessity to operate as a reseller of
23.  Nevada Public Service                                                intrastate interexchange
     Commission               Docket No. 95-7018              9/21/95     telecommunications services.
---------------------------------------------------------------------------------------------------------------------

24.  New Jersey Board of                                                  Authorization as a non-dominant
     Public Utilities         Registration                    11/16/92    interexchange carrier.
---------------------------------------------------------------------------------------------------------------------

25.  New Mexico State                                                     Certificate of Public Convenience and
     Corporation                                                          Necessity for authority to provide public
     Commission               Docket No. 92-249-TC            12/27/94    intrastate telecommunications services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
                                                                          Necessity to operate as a reseller of
                                                                          telephone services via landline telephone
26.  New York Public Service                                              company or other common carrier
     Commission               Case No. 92-C-0585              8/27/92     facilities.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Registration No. 231 as
27.  North Dakota Public                                                  Intrastate long distance
     Service Commission       Case No. PU-1346-95-121         4/12/95     telecommunications reseller.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
28.  Public Utilities                                                     Necessity to provide competitive
     Commission of Ohio       Case No. 94-1982-CT-ACE         5/22/95     telecommunication services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Registration authorizing interexchange
                                                                          carrier service on December 11, 1992.
                                                                          Subsequent application for Certificate of
                                                                          Public Convenience and Necessity filed
29.  Oklahoma Corporation                                                 10/30/95, Case No. PUD-95-0000318 (still
     Commission               Registration                    12/11/92    pending).
---------------------------------------------------------------------------------------------------------------------

                                                                          Application for authority to provide
30.  Oregon Public Utility                                                telecommunications services as a
     Commission               UM 489, Order No. 92-992         7/7/92     competitive provider.
---------------------------------------------------------------------------------------------------------------------

SECOND DRAFT SEPTEMBER 28, 1998                    INTRASTATE AUTHORITY                      PRIVILEGED AND CONFIDENTIAL




                                                                          Certificate of Public Convenience to
31.  Pennsylvania Public                                                  furnish service as a reseller of
     Utility Commission       Application A.310123             8/5/93     interexchange telecommunication service.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
                                                                          necessity to provide intrastate InterLATA
                                                                          service on a one year probationary basis
                                                                          issued 7/13/95.  Order removing probation
32.  South Carolina Public                                                status and granting permanent status
     Service Commission       Docket No. 94-621-C             7/13/95     dated August 19, 1996.
---------------------------------------------------------------------------------------------------------------------

33.  South Dakota Public                                                  Certificate of Authority to provide
     Utilities Commission     Docket No. TC95-059             4/23/96     intrastate telecommunications services
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Convenience and Necessity
34.  Tennessee Regulatory                                                 as an interexchange telecommunications
     Authority                Case Number 95-03214            10/13/95    reseller.
---------------------------------------------------------------------------------------------------------------------

35.  Texas Public Utility                                                 Authority as a non-dominant interexchange
     Commission               Registration                    9/22/92     carrier
---------------------------------------------------------------------------------------------------------------------

36.  Utah Public Service                                                  Authority as a non-dominant interexchange
     Commission               Registration                    12/16/92    carrier
---------------------------------------------------------------------------------------------------------------------

37.  Virginia State                                                       Registration as a non-dominant
     Corporation Commission   Registration                    12/8/92     interexchange carrier
---------------------------------------------------------------------------------------------------------------------

38.  Washington Utilities                                                 Authorizing registration as a
     and Transportation                                                   telecommunications company to provide
     Commission               Docket No. UT-930978            9/30/92     service.
---------------------------------------------------------------------------------------------------------------------

39.  Public Service                                                       Certificate of Convenience and Necessity
     Commission of West                                                   to provide resold telecommunications
     Virginia                 Docket No. 95-0151-T-CN         7/11/95     services.
---------------------------------------------------------------------------------------------------------------------

40.  Wisconsin Public                                                     Authorized to provide services as an
     Service Commission       Docket No. 7814-TI-101          3/30/95     Alternative Telecommunications Utility
---------------------------------------------------------------------------------------------------------------------
     Cherry Communications
     Incorporated's CIC
     (Carrier Identification
     Code) is 270.
---------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B

                                 PROMISSORY NOTE

$100,000.00                                                  SEPTEMBER 29, 1998


         MAXXIS GROUP, INC. (hereinafter referred to as "Maker"), for value received, hereby promises to pay to the order of CHERRY COMMUNICATIONS INCORPORATED d/b/a Resurgens Communications Group, an Illinois corporation (hereinafter referred to as "Payee"), the aggregate principal sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) on the earlier of (i) March 1, 2000 or (ii) the closing of an initial public offering of Maker's capital stock for cash which is offered and sold in a transaction registered under the Securities Act of 1933, as amended, through one or more underwriters, all pursuant to an underwriting agreement between Maker and such underwriters, resulting in aggregate gross proceeds of $7,500,000 to the Company. After January 1, 1999, Maker shall pay monthly in arrears simple interest on the principal at the rate of 8.00% per annum. Maker and Payee expressly agree that no interest on the principal shall begin to accrue until January 1, 1999. The principal hereof and the interest thereon are payable at 945 East Paces Ferry Road, Suite 2210, Atlanta, Georgia 30326, or at such other place as Payee may from time to time designate to Maker in writing, in coin or currency of the United States of America.

         Maker may, at any time and from time to time, prepay all or any portion of the principal of this Note remaining unpaid, without penalty or premium. Prepayments shall be applied first to the payment of accrued but unpaid interest on this Note and the balance to principal.

         This Note is without recourse to any assets of Maker.

         This Note shall be governed by, and enforced and interpreted in accordance with, the laws of the State of Georgia without regard to the principles of conflict of laws.

         In the event that Maker fails to make any payment when due, Payee shall provide written notice of default to Maker, which notice shall allow Maker 30 days from the date of receipt of such notice in which to cure such default. If such default is not cured within the time allowed, the balance hereof shall be deemed to be immediately accelerated without further notice to Maker.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.

                                MAXXIS GROUP, INC.


                                By:
                                  ----------------------------------------
                                Title:
                                  ----------------------------------------